Exhibit (a)(5)(E)

Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH

Exchange Offer
- Overview
- Timeline
- FAQ
- ETFs vs. HOLDRS
- Action Steps
- Press Release


MARKET VECTORS ETFs
HOLDRS
Van Eck Global commences exchange offers for six HOLDRS.

Overview | Timeline | FAQ | ETFs vs. HOLDRS | Action Steps

Van Eck Commences Exchange Offers for Oil Service HOLDRS Trust (OIH) and Five Other Merrill Lynch-sponsored HOLDRS.

- Van Eck Global's Market Vectors® ETF Trust is offering to exchange shares of soon-to-be-launched Market Vectors ETFs for underlying assets in six HOLDRS. Van Eck's new ETFs are expected to retain the corresponding HOLDRS' tickers and will be part of the firm's family of Market Vectors ETFs. This offer is intended to allow participating HOLDRS' investors the opportunity for uninterrupted exposure to target industries. View Frequently Asked Questions for detailed information regarding investor action choices, exchange mechanics, tax implications, and more.

- Van Eck expects the transaction to be consummated on on or about December 20, 2011, unless the offers are extended. Merrill Lynch & Co., Inc., a subsidiary of Bank of America Corporation ("Merrill Lynch"), intends for trading in the six HOLDRS to be halted approximately 30 minutes prior to the expiration of Van Eck's exchange offers. The six HOLDRS Trusts are expected to be terminated and HOLDRS are expected to be delisted shortly thereafter. The trustee has the right to liquidate the HOLDRS approximately four months after the termination of the HOLDRS Trusts. View Timeline for detailed information regarding important dates.

- You can elect to receive Email Updates by clicking here, or on the subscription link on the left hand side of this page.

- **View Exchange Offer Documents:** OIH, SMH, PPH, BBH, RTH, RKH

- **View Press Releases:**
  Van Eck Global Launches Exchange Offers for Six HOLDRS
  Van Eck Global Files Exchange Offer Documents
  Van Eck Global and Merrill Lynch & Co. Enter Agreement

Special Material for Financial Professionals Only

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HOLDRS
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Questions?

Please contact
D.F. King & Co.,
the Information Agent

Toll-Free:
800.290.6424

Banks and Brokers:
212.269.5550

Email:
marketvectorsetf@dfking.com

Press Inquiries:
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MacMillan Communications

HOLDRS
holdrs.com

HOLDRS / Corresponding ETFs

Ticker	HOLDRS	MARKET VECTORS ETFs	Market Vectors Indices	Indicative Rebalanced HOLDRS Securities Value and Composition as of 11/10/11
Current and Future Tickers	*Current HOLDRS Names & Links to Pricing Info*	*New ETF Names & Links to SEC Registration Documents*	*Names of Underlying Indices & Links to Index Description, Rulebook and Constituents*	*Value and Composition of Hypothetical Rebalanced Portfolio Resulting from 100 Tendered HOLDRS Receipts as of today.*
OIH	Oil Service	Oil Services ETF	US Listed Oil Services 25 Index	[icon]
SMH	Semiconductor	Semiconductor ETF	US Listed Semiconductor 25 Index	[icon]
PPH	Pharmaceutical	Pharmaceutical ETF	US Listed Pharmaceutical 25 Index	[icon]
BBH	Biotech	Biotech ETF	US Listed Biotech 25 Index	[icon]
RTH	Retail	Retail ETF	US Listed Retail 25 Index	[icon]
RKH	Regional Bank	Bank and Brokerage ETF	US Listed Bank and Brokerage 25 Index	[icon]

The table above sets forth certain information relating to the six HOLDRS subject to the exchange offers and the corresponding new ETFs. The far right column shows the **Indicative Rebalanced HOLDRS Securities Value** (and underlying portfolio composition) for the day specified. As described in more detail in the Offer to Exchange, the Indicative Rebalanced HOLDRS Securities Value is the value of the securities underlying 100 HOLDRS receipts after giving effect to the anticipated purchases and sales to be performed by the Transition Manager assuming the Expiration Time occurred on the day specified. [This information is provided for informational purposes only and was obtained from publicly available sources. The Rebalanced HOLDRS Securities Value on the day on which the Expiration Time occurs may be lower or higher than the Indicative Rebalanced HOLDRS Securities Values shown.]

ADDITIONAL INFORMATION

- Read About Van Eck's Firm History
- If you have specific questions about this transaction, please contact D.F. King & Co., Inc., the Information Agent:
- Call Toll-Free: 800.290.6424
- Banks and Brokers Call Direct: 212.269.5550
- Email: marketvectorsetf@dfking.com

- Individual investors may also wish to contact their Financial Advisor for more details.

IMPORTANT DISCLOSURE

The prospectus (or Statement of Additional Information) contained in the registration statement for the new ETFs is not an offer to sell the securities referenced therein and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This website is neither an offer to buy nor a solicitation of an offer to sell any of the HOLDRS or new ETF shares. The exchange offers will be made only pursuant to the exchange offer documents, which will be distributed to holders of the outstanding HOLDRS and have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statements. INVESTORS AND SECURITY HOLDERS OF HOLDRS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS, INCLUDING THE RISKS OF PARTICIPATING IN THE EXCHANGE OFFERS. SUCH DOCUMENTS ARE AVAILABLE FREE OF CHARGE THROUGH THE WEBSITE MAINTAINED BY THE SEC AT SEC.GOV, BY CALLING THE SEC AT 800.SEC.0330, OR BY DIRECTING A REQUEST TO D.F. KING & CO., THE INFORMATION AGENT, AT 800.290.6424.

All information in this website (other than opinions or expectations) concerning applicable HOLDRS, including their business and operations, was provided by Merrill Lynch & Co., Inc. All information in this website concerning Van Eck ETFs, including its business, operations and financial results, was provided by Van Eck.

Certain statements made in this website that are not historical facts are referred to as "forward-looking statements" under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of Van Eck and the ETFs managed by Van Eck and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Van Eck and the ETFs managed by Van Eck undertake no responsibility to update publicly or revise any forward-looking statements.

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the new ETFs carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 888.MKT.VCTR or visit vaneck.com/etf. Please read the prospectus and summary prospectus carefully before investing.

Investors may obtain free copies of the prospectus and summary prospectus, exchange offer documents, and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the prospectus and summary prospectus, exchange offer documents and other documents filed with the SEC may also be obtained by directing a request to: Van Eck Securities Corporation, Distributor, 335 Madison Avenue, New York, NY 10017 or by calling: 800.826.2333 or visiting vaneck.com/etf.

The Indices referred to herein are published by and are the exclusive property of Market Vectors Index Solutions GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Indices. Structured Solutions AG uses its best efforts to ensure that the Indices are calculated correctly. Structured Solutions AG has no obligation to point out errors in the Indices to third parties.

Van Eck Securities Corporation, Distributor
335 Madison Avenue
New York, NY 10017

Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH


MARKET VECTORS ETFs
Van Eck Global
SINCE 1955
Van Eck Global commences exchange offers for six HOLDRS.

Exchange Offer
Overview ▶
Timeline ▶
FAQ ▶
ETFs vs. HOLDRS ▶
Action Steps ▶
Press Release ▶

Special Material for Financial Professionals Only

Email Updates
MARKET VECTORS ETFs
HOLDRS
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Questions?

Please contact
D.F. King & Co.,
the Information Agent

Toll-Free:
800.290.6424

Banks and Brokers:
212.269.5550

Email:
marketvectorsetf@dfking.com

Press Inquiries:
212.473.4442
MacMillan Communications

HOLDRS
holdrs.com

Overview | Timeline | FAQ | ETFs vs. HOLDRS | Action Steps

Date	Event	Important Information
Aug. 12, 2011	**Announcement**	Van Eck Global and Merrill Lynch enter into agreement relating to six Merrill Lynch-sponsored HOLDRS. Van Eck announces its plan to make exchange offers to investors of six HOLDRS for shares of new Market Vectors® ETFs (the "new ETFs").
Aug. 12, 2011	**Registration Statements for New ETFs Filed with SEC**	Market Vectors ETF Trust files registration statements with the Securities Exchange Commission ("SEC") for the six new ETFs.
Sep. 30, 2011	**Exchange Offer Documents Filed with SEC**	Market Vectors ETF Trust files exchange offer documents with SEC. Van Eck's website is updated with more detailed information about the expected exchange offers.
Nov. 10, 2011	**Exchange Offers Commence**	Current investors in the six HOLDRS can expect to receive information about the exchange offers from their brokerage firm or from D.F. King & Co., Inc., the Information Agent.
Dec. 20, 2011	EXPECTED: **Exchange Offers Expire**	Trading in the the six HOLDRS included in the transaction is expected to be halted 30 minutes prior to the expiration of the exchange and is expected to be suspended prior to the opening of trading in the new ETFs.
Dec. 21, 2011	EXPECTED: **New ETFs Begin Trading**	Trading in the new ETFs is expected to begin on the trading day immediately following the expiration of the exchange offers. The six new ETFs are expected to trade under the ticker symbols previously used by each of the corresponding HOLDRS (e.g., OIH).
December 2011	EXPECTED: **Six HOLDRS Terminate**	The six HOLDRS Trusts are expected to be terminated and HOLDRS are expected to be delisted shortly after the exchange offers expire. BNY Mellon has the right to liquidate the HOLDRS approximately four months after the termination of the HOLDRS Trusts.

This timeline provides only a general guide outlining the exchange offers and can change as conditions change. Investors should consult the exchange offer materials for detailed information regarding their choices of action.

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IMPORTANT DISCLOSURE

The prospectus (or Statement of Additional Information) contained in the registration statement for the new ETFs is not an offer to sell the securities referenced therein and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This website is neither an offer to buy nor a solicitation of an offer to sell any of the HOLDRS or new ETF shares. The exchange offers will be made only pursuant to the exchange offer documents, which will be distributed to holders of the outstanding HOLDRS and have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statements. INVESTORS AND SECURITY HOLDERS OF HOLDRS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS, INCLUDING THE RISKS OF PARTICIPATING IN THE EXCHANGE OFFERS. SUCH DOCUMENTS ARE AVAILABLE FREE OF CHARGE THROUGH THE WEBSITE MAINTAINED BY THE SEC AT SEC.GOV, BY CALLING THE SEC AT 800.SEC.0330, OR BY DIRECTING A REQUEST TO D.F. KING & CO., THE INFORMATION AGENT, AT 800.290.6424.

All information in this website (other than opinions or expectations) concerning applicable HOLDRS, including their business and operations, was provided by Merrill Lynch & Co., Inc. All information in this website concerning Van Eck ETFs, including its business, operations and financial results, was provided by Van Eck.

Certain statements made in this website that are not historical facts are referred to as "forward-looking statements" under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of Van Eck and the ETFs managed by Van Eck and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Van Eck and the ETFs managed by Van Eck undertake no responsibility to update publicly or revise any forward-looking statements.

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the new ETFs carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 888.MKT.VCTR or visit vaneck.com/etf. Please read the prospectus and summary prospectus carefully before investing.

Investors may obtain free copies of the prospectus and summary prospectus, exchange offer documents, and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the prospectus and summary prospectus, exchange offer documents and other documents filed with the SEC may also be obtained by directing a request to: Van Eck Securities Corporation, Distributor, 335 Madison Avenue, New York, NY 10017 or by calling: 800.826.2333 or visiting vaneck.com/etf.

The Indices referred to herein are published by and are the exclusive property of Market Vectors Index Solutions GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Indices. Structured Solutions AG uses its best efforts to ensure that the Indices are calculated correctly. Structured Solutions AG has no obligation to point out errors in the Indices to third parties.

Van Eck Securities Corporation, Distributor
335 Madison Avenue
New York, NY 10017

Exchange Offer
Overview ▶
Timeline ▶
FAQ ▶
ETFs vs. HOLDRS ▶
Action Steps ▶
Press Release ▶

Special Material for Financial Professionals Only

Email Updates
MARKET VECTORS ETFs
HOLDRS
Subscribe Here for Email Updates

Questions?
Please contact D.F. King & Co., the Information Agent
Toll-Free: 800.290.6424
Banks and Brokers: 212.269.5550
Email: marketvectorsetf@dfking.com
Press Inquiries: 212.473.4442
McMillan Communications

HOLDRS
holdrs.com

Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH


MARKET VECTORS ETFs
Van Eck Global
SINCE 1955
Van Eck Global commences exchange offers for six HOLDRS.

Overview | Timeline | FAQ | ETFs vs. HOLDRS | Action Steps
Action Choices | Exchange Details | Taxes | The New ETFs | About Van Eck Global

▼ What choices do investors in the six HOLDRS have?

Investors in these HOLDRS Trusts have the following choices:

- Investors can **participate in the offer(s)** and exchange their HOLDRS for shares of a new corresponding Market Vectors ETF (an "ETF" and collectively, the "ETFs"). The Bank of New York Mellon ("BNY Mellon"), which serves as the trustee for each of the HOLDRS Trusts and Exchange Agent for each of the exchange offers, will not assess any fees in connection with tendering HOLDRS in the exchange offers; however, investors may be subject to fees charged by securities intermediaries. The exchange offers are structured so that a portion of the exchange of HOLDRS for shares of the ETFs will generally be eligible for tax-free treatment for U.S. federal income tax purposes. However, because certain securities underlying HOLDRS will be sold (and securities will be purchased) to conform each new ETF as closely as possible to its underlying index, HOLDRS investors tendering in the exchange offers will generally realize taxable gains or losses in respect of the securities that will be sold. The amount of securities underlying HOLDRS that will be sold will vary by HOLDRS Trust. Van Eck notes that while not entirely tax free, participation in the exchange offers may have certain tax advantages when compared to other alternatives such as a sale of HOLDRS on the open market. (See "What tax benefits are associated with the exchange?" in the Taxes section of the FAQ)
- Investors can **sell their HOLDRS** on the open market, thereby reducing their exposure to that particular industry. Selling their HOLDRS may involve brokerage commissions charged by securities intermediaries and would be a taxable transaction in respect of an investor's entire HOLDRS investment. Any HOLDRS sale on the open market must be conducted prior to the expiration of the exchange offers when the HOLDRS receipts will have ceased trading. (See "What if an investor takes no action?")
- Subject to the provisions outlined in the HOLDRS Trust, investors can **cancel their HOLDRS** by tendering their receipt to BNY Mellon, acting in its capacity as trustee for each of the HOLDRS Trusts, thereby taking possession of their pro rata share of each of the underlying securities. The receipt of the underlying securities would not be a taxable event but, if and when investors ultimately sell their underlying securities, they would be subject to brokerage commissions charged by securities intermediaries and such sales would be taxable events. Cancellations can only occur upon delivery of a round-lot (100 HOLDRS) or an integral multiple of a round lot of HOLDRS to BNY Mellon and payment of applicable taxes, other charges (if any) and BNY Mellon's cancellation fees. BNY Mellon has advised Van Eck that the cancellation fee will be up to $10 for each round-lot of 100 HOLDRS or portion thereof.
- Investors may also choose to **take no action**, but should be aware of the consequences associated with this option. (See "What if an investor takes no action?")

Investors should obtain and read documents made available in connection with the exchange offers and evaluate these choices carefully with the help of their own financial and tax advisors.

▼ What if an investor takes no action?

- Trading in the six HOLDRS will be halted on NYSE Arca approximately 30 minutes prior to the expiration of Van Eck's exchange offers. The six HOLDRS Trusts will be terminated and delisted shortly thereafter. The trustee has the right to liquidate the HOLDRS approximately four months after termination of the HOLDRS Trusts. It should be noted that after the expiration of the exchange offers, the six HOLDRS will no longer trade on the NYSE Arca or any other national securities exchange and will no longer use HOLDRS ticker symbols. Therefore, there may not be any means for an investor to sell receipts in these six HOLDRS after the exchange offers expire.
- If no action is taken (i.e., tendering, selling or cancelling of HOLDRS), investors will be subject to the provisions outlined in the HOLDRS Trusts agreements. Investors are encouraged to evaluate their choices and the consequences with the help of their own financial and tax advisors. While Van Eck has no involvement in these consequences, it is our understanding that the following events would occur:

  BNY Mellon, as trustee for each of the HOLDRS Trusts, is expected to continue holding the securities during a wind-down period of not less than four months from the termination date; please review the SEC filings of the HOLDRS Trusts for more detailed information. During this period, investors who did not participate in the exchange offers will have the right to withdraw the underlying securities evidenced by their HOLDRS (together with any dividends or other distributions or net proceeds from the sale of any rights or other property received with respect thereto), by delivering a round-lot or an integral multiple of a round lot of HOLDRS to BNY Mellon and paying the applicable taxes, other charges (if any) and BNY Mellon's cancellation fees. BNY Mellon has advised Van Eck that the fee for such withdrawal will be up to $10 for each round-lot of 100 HOLDRS or portion thereof.

  After the wind-down period, BNY Mellon has the right to and has notified Merrill Lynch of its intent to sell the underlying securities then held by the HOLDRS Trusts and thereafter hold uninvested the net proceeds of any such sale (together with any other cash then held by it, unsegregated and without liability for interest) for the pro rata benefit of the owners of HOLDRS that did not tender into the applicable exchange offer. The liquidation of the unclaimed securities to cash would be a fully taxable event for investors with generally the same tax consequences as if the investors had sold their HOLDRS on the open market. After making such sale, BNY Mellon will be discharged from all obligations under the Depositary Trust Agreements, except to account for such net proceeds and other cash (after deducting, in each case, any applicable fees and expenses).

▼ How do I get notified about developments?

- This website will be updated periodically with updated information. Interested investors may subscribe for future Email Updates.
- Investors in the six HOLDRS can expect to receive an information package from their brokerage firm or from D.F. King & Co., Inc., the Information Agent, which will contain instructions on how to participate in the exchange offers.

THE EXCHANGE OFFER DOCUMENTS FILED WITH THE SEC CONTAIN IMPORTANT INFORMATION REGARDING THE EXCHANGE OFFERS INCLUDING A SUMMARY TERM SHEET WITH QUESTIONS AND ANSWERS AND MORE DETAILS ABOUT THE EXCHANGE OFFERS. PLEASE REVIEW SUCH INFORMATION CAREFULLY.

IMPORTANT DISCLOSURE

The prospectus (or Statement of Additional Information) contained in the registration statement for the new ETFs is not an offer to sell the securities referenced therein and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This website is neither an offer to buy nor a solicitation of an offer to sell any of the HOLDRS or new ETF shares. The exchange offers will be made only pursuant to the exchange offer documents, which will be distributed to holders of the outstanding HOLDRS and have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statements. INVESTORS AND SECURITY HOLDERS OF HOLDRS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS, INCLUDING THE RISKS OF PARTICIPATING IN THE EXCHANGE OFFERS. SUCH DOCUMENTS ARE AVAILABLE FREE OF CHARGE THROUGH THE WEBSITE MAINTAINED BY THE SEC AT SEC.GOV, BY CALLING THE SEC AT 800.SEC.0330, OR BY DIRECTING A REQUEST TO D.F. KING & CO., THE INFORMATION AGENT, AT 800.290.6424.

All information in this website (other than opinions or expectations) concerning applicable HOLDRS, including their business and operations, was provided by Merrill Lynch & Co., Inc. All information in this website concerning Van Eck ETFs, including its business, operations and financial results, was provided by Van Eck.

Certain statements made in this website that are not historical facts are referred to as "forward-looking statements" under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of Van Eck and the ETFs managed by Van Eck and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Van Eck and the ETFs managed by Van Eck undertake no responsibility to update publicly or revise any forward-looking statements.

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the new ETFs carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 888.MKT.VCTR or visit vaneck.com/etf. Please read the prospectus and summary prospectus carefully before investing.

Investors may obtain free copies of the prospectus and summary prospectus, exchange offer documents, and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the prospectus and summary prospectus, exchange offer documents and other documents filed with the SEC may also be obtained by directing a request to: Van Eck Securities Corporation, Distributor, 335 Madison Avenue, New York, NY 10017 or by calling: 800.826.2333 or visiting vaneck.com/etf.

The Indices referred to herein are published by and are the exclusive property of Market Vectors Index Solutions GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Indices. Structured Solutions AG uses its best efforts to ensure that the Indices are calculated correctly. Structured Solutions AG has no obligation to point out errors in the Indices to third parties.

Van Eck Securities Corporation, Distributor
335 Madison Avenue
New York, NY 10017

Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH


MARKET VECTORS ETFs
Van Eck Global commences exchange offers for six HOLDRS.

Overview | Timeline | FAQ | ETFs vs. HOLDRS | Action Steps

Action Choices | Exchange Details | Taxes | The New ETFs | About Van Eck Global

Describe the exchange offers.

- Van Eck is offering to exchange all outstanding receipts in the six HOLDRS for shares in six new corresponding ETFs. The six HOLDRS subject to exchange offers are: Oil Service (OIH), Semiconductor (SMH), Pharmaceutical (PPH), Biotech (BBH), Retail (RTH) and Regional Bank (RKH). Technically, there will be six exchange offers, one for each participating HOLDRS Trust.
- By participating in the exchange offers, HOLDRS investors will authorize the conversion of the stocks in the HOLDRS Trusts into a diversified basket of stocks that align with the indices underlying the new Market Vectors ETFs.
- The transaction is structured for equal value exchanges. The value of the shares in a new ETF received by investors participating in any exchange offer is expected to correspond to the aggregate market price of the securities underlying the HOLDRS subject to such exchange offer as of the close of trading on the date the exchange offers expire. Note: there may be a differential between the secondary market closing price of the HOLDRS and the value of the underlying securities on the date the exchange offers expire, known as a premium or discount. The risks of the transaction to rebalance the portfolio are described in detail in the exchange offer documents.
- A complete description of the exchange offers will be included in the offering documents, which will be provided to current investors in the six HOLDRS. Investors should read the applicable offering documents carefully before making a decision regarding whether to tender in the exchange offers.

What are some of the main factors to consider regarding the exchange offers?

- Van Eck's exchange offers are expected to allow participating investors the opportunity for uninterrupted exposure to target industries.
- The new ETFs are expected to trade under the corresponding HOLDRS' ticker symbols.
- Van Eck believes that ETFs offer a more dynamic investment vehicle than HOLDRS since ETFs are better able to reflect changes in the composition of industry sectors that inevitably occur over time. HOLDRS use a depository trust structure which means that their initial portfolio of securities generally remains static over time. In comparison, ETFs are able to rebalance their portfolios periodically and track an underlying index.
- Investors participating in the exchange offers will not bear any costs relating to the exchange offers, though they may be subject to fees charged by their securities intermediaries. Alternatively, investors cancelling their HOLDRS will be subject to cancellation fees charged by BNY Mellon, as trustee for each of the HOLDRS Trusts. For investors selling their HOLDRS, applicable brokerage fees and commissions may apply. (See "Will I have to pay any brokerage fees or commissions?")
- Certain tax advantages are associated with participating in the exchanges, as compared to other alternatives. (See "What tax benefits are associated with the exchange?" in the Taxes section of the FAQ.)
- Each new ETF will have a net expense ratio of 35 basis points, 0.35% of the ETF's assets. Expenses for the new ETFs are expected to be capped contractually through at least April 30, 2013 but could be extended at the Adviser's discretion (subject to certain exceptions set forth in the ETF prospectus). In contrast, HOLDRS have a custody fee of $0.02 per HOLDRS receipt per quarter ($8 per year per 100 HOLDRS receipts), which is subtracted from any cash dividends or distributions paid by the underlying securities.

Will the exchange offers affect options trading on these six HOLDRS?

- The exchange offers may have implications for some HOLDRS options investors (in OIH, SMH, PPH, BBH, RTH and RKH), particularly those investors with options expiring subsequent to the expiration date of the exchange offers. On October 12, 2011 (following the market close), the **Options Clearing Corporation ("OCC") made an official determination** regarding the settlement of HOLDRS options (in OIH, SMH, PPH, BBH, RTH and RKH). Their decision is outlined in the enclosed OCC Infomemo. This memo is also available directly on the homepage of the OCC's website, under "LATEST INFOMEMOS".

Will I have to pay any brokerage commissions?

- Investors participating in the exchange offers will not bear any costs relating to the exchange offers. Note, however, that if you own your HOLDRS through a securities intermediary that tenders your HOLDRS for exchange on your behalf, you may be charged a fee by that intermediary. You should consult your securities intermediary to determine whether any such fees will apply.
- In addition, Van Eck will bear the costs of printing and mailing materials to HOLDRS investors, certain legal and filing fees, and fees and expenses of the Exchange Agent and the Information Agent.
- For investors cancelling their HOLDRS, BNY Mellon (as trustee for each of the HOLDRS Trusts) may charge applicable cancellation fees of up to $10 per 100 HOLDRS surrendered.
- For investors selling their HOLDRS, brokerage fees and/or commissions charged by securities intermediaries may apply.

What potential tax benefits are associated with the exchange?

- Please see the Taxes section of the FAQ for detailed information regarding potential tax advantages associated with participation in the exchange offers.

What portion of the HOLDRS' portfolios will be sold in order to conform, as closely as possible, to the ETFs' underlying indices?

- Van Eck expects to provide a breakdown of the rebalancing transaction on a per HOLDRS Trust basis after the close of the exchange offers. This information will be made available on the Van Eck website. As of November 4, 2011, we expect that the following percentages of securities underlying the respective HOLDRS will be sold in the rebalancing transaction, approximately: OIH: 28%; SMH: 42%; PPH: 53%; BBH: 62%; RTH: 24%; RKH: 37%. The gain (or loss) recognized on the rebalancing transaction by HOLDRS investors will also depend on the particular securities sold and would vary depending on the HOLDRS investor's tax basis in the securities sold. Note that these percentages may change between now and the expiration of the exchange offers.
- A comparison of the constituents of each HOLDRS Trust versus the corresponding new Market Vectors index as of a recent date can be found on the Van Eck website: vaneck.com/conversion.

Where can I get information relating to the Indicative Rebalanced HOLDRS Securities Value?

- Information regarding the Indicative Rebalanced HOLDRS Securities Value can be found on this website (see the Overview page), or by calling 800.290.6424 (Banks and Brokers: 212.269.5550).

What is the expected sequence of events of the exchange offers?

- Van Eck and Merrill Lynch entered into the purchase agreement on August 11, 2011.
- Van Eck filed the exchange offer documents (one set for each of the six HOLDRS) with the Securities and Exchange Commission ("SEC") on September 30, 2011.
- Van Eck commenced the exchange offers on November 10, 2011. Under SEC rules, the exchange offers must remain open for at least 20 business days. The exchange offers may be extended upon the request of either Van Eck or Merrill Lynch for up to an additional 20 business days, but there is no guarantee that they will do so.
- After the exchange offers commence, D.F. King & Co., Inc., the Information Agent, will distribute information about each exchange offer and the new corresponding ETF to current HOLDRS investors. This material will inform investors of their rights and the procedures to participate in the exchange offers.
- Investors who want to participate in the exchange offers must communicate that decision to their securities intermediary, as instructed in the exchange offer documents.
- Once the exchange offers are concluded, BNY Mellon will deliver shares of the appropriate new Market Vectors ETFs to the account of each HOLDRS investor who participated in the exchange offers.
- The six new Market Vectors ETFs are expected to begin trading on the trading day immediately following the expiration of the exchange offers. The six new ETFs are expected to trade under the ticker symbols previously used by each of the corresponding HOLDRS (e.g., OIH).
- A timeline can be found on the Van Eck website, vaneck.com/holdrs/timeline.
- Investors can sign up for Email Updates pertaining to important exchange offer dates at vaneck.com/holdrs/subscribe.

How will Van Eck communicate with HOLDRS investors about the exchange offers and new ETFs?

- To keep investors informed, Van Eck has enlisted the help of D.F. King & Co., Inc. as Information Agent in connection with the exchange offers. D.F. King is a leading full-service proxy solicitation and corporate/financial communications firm. Information about the firm can be found at http://main.dfking.com. D.F. King will send current investors of the six HOLDRS subject to the exchange offers an information package, either directly or through their broker-dealer of record. Investors may call D.F. King toll free at 800.290.6424. Banks and brokers may call 212.269.5550.
- Van Eck will disseminate news and public relations announcements about the exchange offers in the financial and trade press.
- Van Eck's website (vaneck.com/holdrs) contains useful information pertinent to the exchange offers.
- Investors may sign up for Email Updates via vaneck.com/holdrs.

How do investors in the six HOLDRS participate in the exchange offers?

- Complete instructions for tendering HOLDRS receipts in the exchange offers can be found in the offering documents. You should receive a copy of these documents from D. F. King & Co., Inc., either directly or through your brokerage firm shortly after the commencement of the exchange offers. These documents will also be made available on Van Eck's website, vaneck.com/holdrs, and on the Securities and Exchange Commission's website, sec.gov.

How will I know if my election form has been received?

- Your brokerage firm will confirm receipt.

Can I withdraw previously tendered HOLDRS?

- You may withdraw previously tendered HOLDRS at any time prior to the expiration of the applicable exchange offer. You should contact your securities intermediary to determine the cutoff date and time applicable to withdrawals administered by such securities intermediary.
- To withdraw previously tendered HOLDRS, you must instruct the securities intermediary to arrange for the withdrawal of your tendered HOLDRS and your securities intermediary must timely and properly do so.

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Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH


MARKET VECTORS ETFs
Van Eck Global commences exchange offers for six HOLDRS.

Overview | Timeline | FAQ | ETFs vs. HOLDRS | Action Steps

Action Choices | Exchange Details | Taxes | The New ETFs | About Van Eck Global

What are the U.S. federal income tax consequences of exchanging shares of HOLDRS for shares of new ETFs?

- For U.S. federal income tax purposes, HOLDRS investors are treated as directly owning the securities underlying the HOLDRS.
- Some securities held within each HOLDRS Trust will be transferred in-kind at the time of the exchange to the corresponding ETF without triggering a taxable event for U.S. federal income tax purposes. The unrealized gains or losses in respect of such securities will remain deferred until ETF shares are sold by investors or the ETF sells such securities (in which case, such recognized gain (or loss) will impact the ETF's overall calculation of its income).
- Other securities held within each HOLDRS Trust will be sold (and securities will be purchased) in order to rebalance the portfolio to conform each new ETF as closely as possible to the index tracked by such ETF. For U.S. federal income tax purposes, investors that participate in an exchange offer will generally recognize taxable gains or losses with respect to the securities that are sold.
- The amount of securities underlying HOLDRS that will be sold will vary by HOLDRS Trust and will depend, in part on the applicable diversification requirements under U.S. federal income tax rules for regulated investment companies, including the ETFs, and in part on the differences between the securities held within a HOLDRS Trust and the securities in the underlying index that the new ETF is seeking to track.

What potential tax benefits are associated with the exchange (versus other action alternatives)?

- Generally speaking, Van Eck is structuring the exchange offers so that a portion of the exchange of HOLDRS for shares of the ETFs will benefit from tax-free exchange treatment for U.S. federal income tax purposes. However, because certain securities underlying the HOLDRS will be sold (and securities will be purchased) in order to rebalance the portfolio to conform each new ETF as closely as possible to the index tracked by such ETF, HOLDRS investors tendering in the exchange offers will generally realize taxable gains or losses in respect of the securities that will be sold. The amount of securities underlying HOLDRS that will be sold will vary by HOLDRS Trust. Any unrealized gain or loss in respect of securities underlying HOLDRS that are not sold and transferred into the ETFs will remain deferred until ETF shares are sold by investors or the ETF sells such securities (in which case, such recognized gain (or loss) will impact the ETF's overall calculation of its income).
- In contrast, if an investor chooses not to participate in the exchange offer(s), other alternatives (such as a sale of HOLDRS on the open market before or after the exchange offers, or a termination of the HOLDRS Trust by the trustee) may result in different tax treatment, with the possibility of the entire transaction being taxable. Investors should consult their own tax advisors regarding the tax consequences under all applicable tax laws of participating or not participating in the exchange offers, including any particular tax consequences pertaining to their situation.
- In addition, participating in the exchange offers may result in simplified tax and investment recordkeeping, compared to taking delivery of the underlying, unbundled shares. Investors in each new ETF will maintain one investment per ETF, as compared to maintaining records for multiple underlying HOLDRS securities.

What information related to the estimated tax impact of the exchange will be provided to HOLDRS investors?

- BNY Mellon will be provided information detailing the gross proceeds from underlying securities sold in the rebalance transactions and will arrange notification of the availability of such information to DTC and/or other nominees holding HOLDRS on behalf of investors, so that the appropriate tax information may be computed and reported to tendering investors. Note that Van Eck Global does not guarantee that each broker will report this information.
- Van Eck expects to provide a breakdown of the rebalancing transaction on a per HOLDRS Trust basis after the close of the exchange offers. This information will be made available on the Van Eck website. As of November 4, 2011, we expect that the following percentages of securities underlying the respective HOLDRS will be sold in the rebalancing transaction, approximately: OIH: 28%; SMH: 42%; PPH: 53%; BBH: 62%; RTH: 26%; RKH: 77%. The gain (or loss) recognized on the rebalancing transaction by HOLDRS investors will also depend on the particular securities sold and would vary depending on the HOLDRS investor's tax basis in the securities sold. Note that these percentages may change between now and the expiration of the exchange offers.
- Each investor, in consultation with its tax advisor, is ultimately responsible for determining any gain or loss to such investor that will generally result from the sale of underlying securities paying any income taxes due.

How can investors determine their tax basis for the securities underlying HOLDRS?

- Each investor is responsible for determining the tax basis in the securities underlying such investor's HOLDRS, which will be necessary to compute any gain or loss recognized with respect to securities that are sold in the portfolio rebalancing transactions as well as determine the initial tax basis in the ETF shares. An investor's initial tax basis in the securities underlying the HOLDRS generally is determined by allocating the purchase price paid for the HOLDRS among the underlying securities based on their relative fair market values at the time of the HOLDRS purchase. Van Eck Global does not have access to this information. This information can be obtained from statements, confirmations or, possibly, from such investor's brokerage firm or financial advisor. In addition, the HOLDRS website, holdrs.com, provides a cost basis calculator.

Are there any tax advantages of ETFs?

- Unlike many conventional mutual funds which are only bought and sold at closing NAVs, shares of ETFs have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind in Creation Units at each day's market close.
- These in-kind arrangements are designed to mitigate adverse effects on an ETF's portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the ETF. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the ETF, to the extent used, generally is not expected to lead to a tax event for shareholders.

Will Van Eck report dividends and distributions from the ETFs to the IRS?

- Yes. Van Eck expects to report any dividend and capital gains distributions from the ETFs to the IRS on Form 1099.

Investors should carefully read the exchange offer documents including the information about the tax consequences of the exchange offers when deciding whether to participate in the exchange offers. Investors should consult their own tax advisors regarding the tax consequences under all applicable tax laws of participating or not participating in the exchange offers, including any particular tax consequences pertaining to their situation.

THE EXCHANGE OFFER DOCUMENTS FILED WITH THE SEC CONTAIN IMPORTANT INFORMATION REGARDING THE EXCHANGE OFFERS INCLUDING A SUMMARY TERM SHEET WITH QUESTIONS AND ANSWERS AND MORE DETAILS ABOUT THE EXCHANGE OFFERS. PLEASE REVIEW SUCH INFORMATION CAREFULLY.

IMPORTANT DISCLOSURE

The prospectus (or Statement of Additional Information) contained in the registration statement for the new ETFs is not an offer to sell the securities referenced therein and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This website is neither an offer to buy nor a solicitation of an offer to sell any of the HOLDRS or new ETF shares. The exchange offers will be made only pursuant to the exchange offer documents, which will be distributed to holders of the outstanding HOLDRS and have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statements. INVESTORS AND SECURITY HOLDERS OF HOLDRS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS, INCLUDING THE RISKS OF PARTICIPATING IN THE EXCHANGE OFFERS. SUCH DOCUMENTS ARE AVAILABLE FREE OF CHARGE THROUGH THE WEBSITE MAINTAINED BY THE SEC AT SEC.GOV, BY CALLING THE SEC AT 800.SEC.0330, OR BY DIRECTING A REQUEST TO D.F. KING & CO., THE INFORMATION AGENT, AT 800.290.6424.

All information in this website (other than opinions or expectations) concerning applicable HOLDRS, including their business and operations, was provided by Merrill Lynch & Co., Inc. All information in this website concerning Van Eck ETFs, including its business, operations and financial results, was provided by Van Eck.

Certain statements made in this website that are not historical facts are referred to as "forward-looking statements" under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of Van Eck and the ETFs managed by Van Eck and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Van Eck and the ETFs managed by Van Eck undertake no responsibility to update publicly or revise any forward-looking statements.

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the new ETFs carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 888.MKT.VCTR or visit vaneck.com/etf. Please read the prospectus and summary prospectus carefully before investing.

Investors may obtain free copies of the prospectus and summary prospectus, exchange offer documents, and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the prospectus and summary prospectus, exchange offer documents and other documents filed with the SEC may also be obtained by directing a request to: Van Eck Securities Corporation, Distributor, 335 Madison Avenue, New York, NY 10017 or by calling: 800.826.2333 or visiting vaneck.com/etf.

The Indices referred to herein are published by and are the exclusive property of Market Vectors Index Solutions GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Indices. Structured Solutions AG uses its best efforts to ensure that the Indices are calculated correctly. Structured Solutions AG has no obligation to point out errors in the Indices to third parties.

Van Eck Securities Corporation, Distributor
335 Madison Avenue
New York, NY 10017

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HOLDRS
holdrs.com

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Questions?

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the Information Agent

Toll-Free:
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212.269.5550

Email:
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HOLDRS
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Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH


MARKET VECTORS ETFs
Van Eck Global commences exchange offers for six HOLDRS.

Describe the six new Market Vectors ETFs.

The following reflects data as of the time the exchange offers were launched and is subject to change:

Expected ETF Name	Expected Ticker	Expected Number of Holdings	Number of Holdings in Corresponding HOLDR
Market Vectors Oil Services ETF	OIH	25	14
Market Vectors Semiconductor ETF	SMH	25	18
Market Vectors Pharmaceutical ETF	PPH	25	14
Market Vectors Biotech ETF	BBH	25	10
Market Vectors Retail ETF	RTH	25	18
Market Vectors Bank and Brokerage ETF	RKH	23	17

The new ETFs are expected to start trading on the NYSE Arca on the day after the closing of the exchange offers. Each ETF is expected to offer broad exposure to a particular industry; like HOLDRS, they will hold primarily U.S. securities.

Describe the underlying indices for the six new Market Vectors ETFs.

- The ETFs will seek to track, as closely as possible before fees and expenses, the total return performance of six new indices developed by Market Vectors Index Solutions GmbH, a subsidiary of Van Eck Associates Corporation.
- The underlying indices have been designed to provide liquid, diversified exposure to each particular industry. As is typical of sector indexes, each index will not be static but will evolve over time to reflect changes to the industry it represents. Initially, each will contain 25 constituents and include currently leading investable companies in the particular industry (as measured by market capitalization and average daily trading volume).
- As with all Market Vectors ETFs, the funds will be rebalanced quarterly to refect changes in the index.
- Index composition and weights are available on the Van Eck website, vaneck.com/indices.

Why will the portfolio composition of the new ETFs differ from that of the corresponding HOLDRS?

- The new Market Vectors ETFs will be organized as open-end investment companies. They will be subject to diversification rules set for Regulated Investment Companies (RICs) by the IRS.
- These rules generally require ETFs to diversify broadly.
  - At least 50% of fund assets must be diversified so that:
    - Securities of any one issuer may not represent more than 5% of the value of total fund assets.
    - The fund does not hold more than 10% of the outstanding voting securities of any issuer.
  - The remainder (not more than 50%) may be non-diversified, i.e., concentrated in holdings of a single issuer.
- In addition, the indices will conform to diversification rules and concentration limits established by the index provider and codified in an index rule book, which is available to the public on Van Eck's website, vaneck.com/indices.
- HOLDRS are not subject to RIC rules because HOLDRS owners are treated for tax purposes as the owners of the underlying stock. Some HOLDRS also lack diversification because HOLDRS are not able to rebalance and underlying securities have been removed from the basket over time. This concentration potentially jeopardizes the ability of certain HOLDRS to provide broad exposure to the sectors or industries which they were designed to reflect.
- Details on the composition of underlying benchmark indices can be found on Van Eck's website at vaneck.com/indices.

What will be the fees and expenses of the new ETFs?

- Van Eck will contractually cap the fees and expenses of each new ETF (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) at 35 basis points (0.35%) of the fund's assets. This cap will be in effect through at least April 30, 2013 but could be extended at management's discretion.
- In contrast, HOLDRS have a custody fee of $0.02 per HOLDR per quarter ($8 per year per 100 HOLDRS shares), which is netted out of any cash dividends or distributions paid by the underlying securities.
- Van Eck notes that while its ETF fees will be higher than those charged for HOLDRS, in part due to the portfolio management required by an ETF as opposed to the static structure of the HOLDRS, it views the fees as competitive with existing mutual fund and ETF sector products.

Are the new ETFs expected to pay dividends and distributions?

Yes. Like many other Market Vectors equity ETFs, these ETFs are expected to pay a pro rata share of any dividends received. Typically, these are expected to be paid annually at yearend.

How can I get more information about Market Vectors ETFs?

- Van Eck's website contains extensive information on Market Vectors ETFs including:

- Index and ETF constituents and weights updated daily - Daily ETF prices, NAVs, volume, daily and YTD change in NAV, premium/discounts, premium/discount distribution and NAV price history - Month and quarter end performance history of the index, the NAV and the fund share price - Modern portfolio theory (MPT) statistics for the index - Index country breakdown where appropriate - Index market capitalization	- Fund ticker, ISIN and intraday NAV - Index ticker - Gross and net expense ratio - Assets under management - Commencement date - Options availability - Financial reports - Prospectuses and SAIs

- Van Eck also offers a toll-free number (888.MKT.VCTR) through which financial professionals and investors can speak to a Van Eck investor services representative between 8:00 a.m. and 6:00 p.m. EST Monday through Friday. For additional information about contacting Van Eck, please go to vaneck.com/about/contact_us.
- In connection with the expected exchange offers, Van Eck's website, vaneck.com/holdrs, contains important information such as a timeline, Frequently Asked Questions, the characteristics of ETFs vs. HOLDRS and Action Steps.

What documents will Van Eck file in connection with the new ETFs?

- Van Eck has filed a Registration Statement, including prospectuses, on Form N-1A. Documents will be provided to investors in the six HOLDRS through broker dealers. In addition, this material will be available free-of-charge on the Securities and Exchange Commission's EDGAR web site at sec.gov/edgar.shtml.

THE EXCHANGE OFFER DOCUMENTS FILED WITH THE SEC CONTAIN IMPORTANT INFORMATION REGARDING THE EXCHANGE OFFERS INCLUDING A SUMMARY TERM SHEET WITH QUESTIONS AND ANSWERS AND MORE DETAILS ABOUT THE EXCHANGE OFFERS. PLEASE REVIEW SUCH INFORMATION CAREFULLY.

IMPORTANT DISCLOSURE

The prospectus (or Statement of Additional Information) contained in the registration statement for the new ETFs is not an offer to sell the securities referenced therein and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This website is neither an offer to buy nor a solicitation of an offer to sell any of the HOLDRS or new ETF shares. The exchange offers will be made only pursuant to the exchange offer documents, which will be distributed to holders of the outstanding HOLDRS and have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statements. INVESTORS AND SECURITY HOLDERS OF HOLDRS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS, INCLUDING THE RISKS OF PARTICIPATING IN THE EXCHANGE OFFERS. SUCH DOCUMENTS ARE AVAILABLE FREE OF CHARGE THROUGH THE WEBSITE MAINTAINED BY THE SEC AT SEC.GOV, BY CALLING THE SEC AT 800.SEC.0330, OR BY DIRECTING A REQUEST TO D.F. KING & CO., THE INFORMATION AGENT, AT 800.290.6424.

All information in this website (other than opinions or expectations) concerning applicable HOLDRS, including their business and operations, was provided by Merrill Lynch & Co., Inc. All information in this website concerning Van Eck ETFs, including its business, operations and financial results, was provided by Van Eck.

Certain statements made in this website that are not historical facts are referred to as "forward-looking statements" under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of Van Eck and the ETFs managed by Van Eck and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Van Eck and the ETFs managed by Van Eck undertake no responsibility to update publicly or revise any forward-looking statements.

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the new ETFs carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 888.MKT.VCTR or visit vaneck.com/etf. Please read the prospectus and summary prospectus carefully before investing.

Investors may obtain free copies of the prospectus and summary prospectus, exchange offer documents, and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the prospectus and summary prospectus, exchange offer documents and other documents filed with the SEC may also be obtained by directing a request to: Van Eck Securities Corporation, Distributor, 335 Madison Avenue, New York, NY 10017 or by calling: 800.826.2333 or visiting vaneck.com/etf.

The Indices referred to herein are published by and are the exclusive property of Market Vectors Index Solutions GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Indices. Structured Solutions AG uses its best efforts to ensure that the Indices are calculated correctly. Structured Solutions AG has no obligation to point out errors in the Indices to third parties.

Van Eck Securities Corporation, Distributor
335 Madison Avenue
New York, NY 10017

Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH

Exchange Offer

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- ETFs vs. HOLDRS ▶
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- Press Release ▶


Van Eck Global
SINCE 1955

Van Eck Global commences exchange offers for six HOLDRS.

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Action Choices | Exchange Details | Taxes | The New ETFs | About Van Eck Global

▼ Please describe Van Eck Global.

- Van Eck was founded in 1955 by John C. van Eck, a pioneer in U.S. managed investment funds. Van Eck launched the first gold fund in the U.S. in 1968.
- Over its 56-year history, Van Eck has innovated new managed investment fund concepts with a focus in hard assets, emerging markets, precious metals and other specialized asset classes.
- Van Eck has a total of $31B of investor assets under management in its mutual funds, ETFs, variable insurance portfolios, separate accounts and its other institutional funds as of 9/30/11.
- Van Eck launched the Market Vectors family of exchange-traded funds (ETFs) in 2006 with the introduction of Market Vectors Gold Miners ETF (GDX).
- As of September 30, 2011, Van Eck was the 6th largest ETF issuer in the U.S., with total ETF assets of $21.7 billion in 34 Market Vector ETFs. Its ETFs cover a broad array of equity and fixed income investment categories including hard assets, gold, international markets, emerging markets debt and municipal bonds.

▼ Where can investors get more information about Van Eck Global?

The firm's website, vaneck.com, includes information regarding Van Eck's history and management teams, as well as performance and other data related to its full family of investment products.

Questions?

Please contact D.F. King & Co., the Information Agent

Toll-Free:
800.290.6424

Banks and Brokers:
212.269.5550

Email:
marketvectorsetf@dfking.com

Press Inquiries:
212.473.4442
MacMillan Communications

HOLDRS
holdrs.com

THE EXCHANGE OFFER DOCUMENTS FILED WITH THE SEC CONTAIN IMPORTANT INFORMATION REGARDING THE EXCHANGE OFFERS INCLUDING A SUMMARY TERM SHEET WITH QUESTIONS AND ANSWERS AND MORE DETAILS ABOUT THE EXCHANGE OFFERS. PLEASE REVIEW SUCH INFORMATION CAREFULLY.

IMPORTANT DISCLOSURE

The prospectus (or Statement of Additional Information) contained in the registration statement for the new ETFs is not an offer to sell the securities referenced therein and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This website is neither an offer to buy nor a solicitation of an offer to sell any of the HOLDRS or new ETF shares. The exchange offers will be made only pursuant to the exchange offer documents, which will be distributed to holders of the outstanding HOLDRS and have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statements. INVESTORS AND SECURITY HOLDERS OF HOLDRS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS, INCLUDING THE RISKS OF PARTICIPATING IN THE EXCHANGE OFFERS. SUCH DOCUMENTS ARE AVAILABLE FREE OF CHARGE THROUGH THE WEBSITE MAINTAINED BY THE SEC AT SEC.GOV, BY CALLING THE SEC AT 800.SEC.0330, OR BY DIRECTING A REQUEST TO D.F. KING & CO., THE INFORMATION AGENT, AT 800.290.6424.

All information in this website (other than opinions or expectations) concerning applicable HOLDRS, including their business and operations, was provided by Merrill Lynch & Co., Inc. All information in this website concerning Van Eck ETFs, including its business, operations and financial results, was provided by Van Eck.

Certain statements made in this website that are not historical facts are referred to as "forward-looking statements" under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of Van Eck and the ETFs managed by Van Eck and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Van Eck and the ETFs managed by Van Eck undertake no responsibility to update publicly or revise any forward-looking statements.

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the new ETFs carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 888.MKT.VCTR or visit vaneck.com/etf. Please read the prospectus and summary prospectus carefully before investing.

Investors may obtain free copies of the prospectus and summary prospectus, exchange offer documents, and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the prospectus and summary prospectus, exchange offer documents and other documents filed with the SEC may also be obtained by directing a request to: Van Eck Securities Corporation, Distributor, 335 Madison Avenue, New York, NY 10017 or by calling: 800.826.2333 or visiting vaneck.com/etf.

The Indices referred to herein are published by and are the exclusive property of Market Vectors Index Solutions GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Indices. Structured Solutions AG uses its best efforts to ensure that the Indices are calculated correctly. Structured Solutions AG has no obligation to point out errors in the Indices to third parties.

Van Eck Securities Corporation, Distributor
335 Madison Avenue
New York, NY 10017

Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH



Van Eck Global commences exchange offers for six HOLDRS.

Overview | Timeline | FAQ | ETFs vs. HOLDRS | Action Steps

	MARKET VECTORS® ETFs	HOLDRS®
Overview	In general, ETFs are baskets of securities that provide investors with exposure to a particular industry, sector, style or other investment category. Typically, ETFs track an index and trade like a stock on an exchange. Each share of an ETF has a pro-rata interest in the assets of the ETF.	HOLDRS are securities that represent an investor's ownership in the common stock or ADRs of specified companies in a particular industry, sector or group. HOLDRS allow investors to own a group of stocks in a single investment; they are exchange-traded and are priced throughout the trading day just like any other stock.
Structure	Most ETFs are structured as open-end funds and are registered under the Investment Company Act of 1940. Concentration and weighting of individual securities is subject to certain limitations, including IRS regulations.	HOLDRS trusts were formed under depositary trust agreements. The trusts are not registered as investment companies under the Investment Company Act of 1940. The trusts currently hold shares of common stock issued by a group of specified companies. The specific underlying stocks and the respective share amounts represented in each round-lot of 100 HOLDRS were established on a date prior to the HOLDRS' initial public offering. The underlying stocks included in a HOLDRS do not change except for changes due to corporate events (such as spin-offs) or reconstitution events (such as mergers and acquisitions).
Creation Process	Shares of ETFs can be created or redeemed when large investors called Authorized Participants (APs): 1) transfer underlying securities, or cash to the ETF in exchange for shares of the ETF (creation); or 2) tender their shares of the ETF in exchange for underlying securities or cash (redemption).	When new HOLDRS were developed, an industry, sector or group of securities was identified. The underlying stocks included in the HOLDR were then selected for inclusion on the basis of objective criteria such as market capitalization, liquidity, Price/Earnings ratio or other measures.
Portfolio Management	Most ETFs are "passively managed" – meaning they are managed in an effort to track, as closely as possible before fees and expenses, the performance of a benchmark index. ETFs typically focus on tracking a specific index through replication or sampling strategies. Most ETFs are rebalanced periodically to better track their benchmark index. As the benchmark index changes (i.e., as companies are added or deleted, or as company weights change), the components and relative weights in the ETF generally change.	Absent a corporate event undertaken by an issuer of an underlying stock, the respective share amounts of the HOLDRS' underlying stocks do not change. However, because the relative weightings of the stocks are a function of market prices, these weightings change substantially over time.
Diversification	Many ETFs provide investors with exposure to an industry, sector or group of stocks in a single investment. As registered investment companies, ETFs must adhere to certain Internal Revenue Service (IRS) diversification rules. An ETF's benchmark index often follows certain methodologies that can potentially enhance diversification benefits. For example, many indices utilize weighting caps that limit the weighting of any one company. In addition, when a company in the index gets bought, sold, merged or goes out of business, the index provider can generally replace it with another that is reasonably comparable in accordance with the index methodology.	HOLDRS also provide investors with exposure to an industry, sector or group of stocks in a single investment. However, diversification benefits may be reduced as a result of industry developments, reorganizations, or market fluctuations. In addition, reconstitution events, distribution of securities by an underlying issuer or other events resulting in the distribution of securities from, or the inclusion of additional securities in, HOLDRS may also reduce diversification. Over time, HOLDRS may represent a concentrated investment in one or more of the underlying securities which reduces investment diversification.
Account Administration	Investors in ETFs do not receive prospectuses, financial reports, proxies and other communications relating to the portfolio's underlying companies.	Owners of HOLDRS receive shareholder disclosure materials and proxy materials distributed by the issuers of the underlying securities. The issuers of the underlying securities included in HOLDRS have legal obligations to forward these materials to the beneficial owners of their securities — held through HOLDRS or otherwise.
Dividend Payment Policies	ETFs generally pay, net of expenses, the investor the pro rata share of dividends, if any, accumulated on the stocks held in an ETF, and interest on the bonds held in an ETF.	HOLDRS investors receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The HOLDRS trustee uses reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution and in a manner consistent with applicable rules.
Voting Rights	Shareholders of ETFs do not retain the right to vote underlying shares. The ETF's investment manager has the right to vote the shares on behalf of shareholders on corporate matters.	HOLDRS investors retain the right to vote shares.
Minimum Share Trading Rules	Odd-lot secondary trading in ETFs is allowed. No minimum share trading rules.	Investors may only obtain, hold, trade or surrender HOLDRS in a round-lot of 100 HOLDRS and round-lot multiples. In the event that a fractional share comes to be represented by a round-lot of HOLDRS, the trust may require a minimum of more than one round-lot of 100 HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of HOLDRS.
Costs	ETFs generally have an expense ratio that is based on a percentage of the assets in the fund and not a fixed amount.	There are no management fees associated with HOLDRS. Expenses comes from transaction costs and from custody fees taken against cash dividends and distributions when they are issued. The Bank of New York Mellon Corporation, as trustee and as custodian, charges a quarterly custody fee of $2.00 for each round-lot of HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.
Redeeming Shares	ETF shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called "creation units" and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.	Investors can cancel their HOLDRS by simply instructing their broker to deliver their HOLDRS to the HOLDRS trustee and pay a cancellation fee of up to $10 per round-lot of 100 HOLDRS to the trustee. The trustee will transmit ownership of the underlying shares to the investor's account. Canceling HOLDRS is not a taxable event.

Exchange Offer
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HOLDRS®
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Exchange Offers: OIH, SMH, PPH, BBH, RTH, RKH


HOLDRS

Van Eck Global commences exchange offers for six HOLDRS.

Exchange Offer

- Overview ▶
- Timeline ▶
- FAQ ▶
- ETFs vs. HOLDRS ▶
- Action Steps ▶
- Press Release ▶

Special Material for Financial Professionals Only

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MARKET VECTORS ETFs
HOLDRS

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Questions?

Please contact D.F. King & Co., the Information Agent

Toll-Free: 800.290.6424

Banks and Brokers: 212.269.5550

Email: marketvectorsetf@dfking.com

Press Inquiries: 212.473.4442
MacMillan Communications

HOLDRS
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Overview | Timeline | FAQ | ETFs vs. HOLDRS | Action Steps

Participate in the exchange offers

1. Contact your securities intermediary; or,
2. Follow the instructions that are included in the exchange offer materials. The exchange offer materials will be mailed to you directly or will be provided by your brokerage firm. If you do not receive the exchange offer materials, please:
   - Contact D.F. King & Co., Inc., the Information Agent, and request the materials: 800.290.6424 or marketvectorsetf@dfking.com
   - Download the exchange offer materials from the Securities and Exchange Commission's ("SEC's") website, sec.gov, after the exchange offer commencement

Investors are encouraged to consult with their own tax advisors regarding the tax consequences under all applicable tax laws of participating in an exchange offer, including any particular tax consequences pertaining to their situation.

Information relating to the Indicative Rebalanced HOLDRS Securities Value will be available on this website (see the Overview page), or by calling 800.290.6424 (Banks and Brokers: 212.269.5550).

Speak to someone regarding the transaction

1. Contact your securities intermediary; or,
2. Contact D.F. King & Co., Inc., the Information Agent:
   - Call Toll-Free: 800.290.6424
   - Banks and Brokers Call Direct: 212.269.5550
   - marketvectorsetf@dfking.com

Learn about investor action choices

Contact your securities intermediary to discuss your action choices, which include participation in the offer as well as the following alternatives:

-- Selling the HOLDRS on the open market, prior to the expiration of the offers and the halting of trading in the HOLDRS; or,

-- Canceling the HOLDRS and receive the unbundled underlying holdings

Please note that tax, brokerage and/or termination costs may be associated with these alternatives.

It is expected that trading in the six HOLDRS will be halted approximately 30 minutes prior to the expiration of Van Eck's offers and BNY Mellon has the right to liquidate the HOLDRS approximately four months thereafter. After the expiration of the exchange offers, HOLDRS will no longer trade on either the NYSE Arca or any other national securities exchange and will no longer use HOLDRS ticker symbols.

Read a more detailed description of the action choices available to HOLDRS investors in the FAQ section of the website.

Investors should obtain and read documents made available in connection with the exchange offers and evaluate these choices carefully with the help of their own financial and tax advisors.

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